SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 2003
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              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
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             (Exact name of registrant as specified in its charter)


       SOUTH CAROLINA                0-11172                57-0738665
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


              1230 MAIN STREET
              COLUMBIA, SOUTH CAROLINA                        29201
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       (Address of principal executive offices)             (Zip Code)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (803)733-2659
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ITEM 5.   OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On January 29, 2003, Registrant announced its results of operations for the year and quarter ended December 31, 2002. A copy of the Registrant's quarterly press release is attached as Exhibit 99.1 to this Report.


ITEM 7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  EXHIBITS.  The  following  exhibits  are  included  with  this Report:

     EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
     -----------      ------------------------------------------------------

        99.1          Copy of quarterly press release dated January 29, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST CITIZENS BANCORPORATION
                                       OF SOUTH CAROLINA, INC.
                                             (Registrant)



DATE:  January 29, 2003             BY:    /s/ Craig L. Nix
                                       ----------------------------------
                                           Craig L. Nix
                                           Chief Financial Officer


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